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                                   Exhibit 4.1

                          Number                Shares
                          ----------------------------
                    ************* [AIRNET LOGO] *************

                        AIRNET COMMUNICATIONS CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
               COMMON STOCK                          COMMON STOCK

                  This Certifies that     CUSIP 00914P 10 6

                                   SEE REVERSE
                                   FOR CERTAIN
                                   DEFINITIONS


                                 is the owner of
                                 ---------------
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

AIRNET COMMUNICATIONS CORPORATION (the "Corporation") transferable upon the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation, each as now or hereafter amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

[AIRNET IN         WITNESS WHEREOF, the Corporation has caused this Certificate
COMMUNICATIONS     to be executed by the facsimile signatures of its duly
CORPORATION        authorized officers and sealed with the facsimile seal of the
SEAL]              Corporation.

Dated:

          /s/ Gerald Y. Hattori                     /s/ R. Lee Hamilton

CHIEF FINANCIAL OFFICER AND TREASURER      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          COUNTERSIGNED AND REGISTERED:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                          TRANSFER AGENT AND REGISTRAR

                             BY   /s/

                                  AUTHORIZED SIGNATURE


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                        AIRNET COMMUNICATIONS CORPORATION

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in
          common              UNIF GIFT MIN ACT-____________Custodian___________
                                                   (Cust)               (Minor)
TEN ENT -as tenants by
          the entirety

JT TEN  -as joint tenants                          under Uniform Gifts to Minors
          with right of
          survivorship and                         Act__________________________
          not as tenants                                      (State)
          in common

COM PROP -as community
           property

Additional abbreviations may also be used though not in the above list.

For value received, _______________________________ hereby sell(s), assign(s)
and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________ shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

           SIGNATURE(S) GUARANTEED:_____________________________________________
              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
             GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
             LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
               AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                        PURSUANT TO S.E.C. RULE 17Ad-15.